UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund
(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor
New York, New York 10154
 (Address of principal executive offices) (Zip code)

 (Name and address of agent for service)

Marisa Beeney
345 Park Avenue, 31st Floor
New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:     December 31

Date of reporting period:  March 31, 2015

Item 1. Schedule of Investments.
Blackstone / GSO Long-Short Credit Income Fund

Portfolio of Investments

March 31, 2015 (Unaudited)
	Principal
	Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 103.42%
Aerospace and Defense - 2.40%
Camp International Holding Company, Senior Secured Second Lien 2013 Replacement Term Loan, 8.250%, 11/29/2019	$487,409	$488,323
DAE Aviation Holdings Inc, Senior Secured First Lien Replacement Tranche B-1 Term Loan, 5.000%, 11/02/2018	1,051,670	1,056,766
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	62,196	62,375
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	1,567,074	1,571,579
Standard Aero Limited, Senior Secured First Lien Replacement Tranche B-2 Term Loan, 5.000%, 11/02/2018	476,750	479,060
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	1,851,563	1,853,108
		5,511,211
Automotive - 0.65%
American Tire Distributors Inc, Senior Secured First Lien New Term Loan, L+4.25%, 09/01/2021(b)	451,869	454,410
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 10/13/2020	1,033,301	1,035,667
		1,490,077
Banking, Finance, Insurance and Real Estate - 5.02%
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.000%, 09/06/2019	1,995,195	2,017,641
AssuredPartners Capital Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/02/2021	1,043,936	1,043,289
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	1,550,064	1,560,139
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	1,832,813	1,809,902
DTZ US Borrower LLC, Senior Secured First Lien Initial Term Loan, L+4.50%, 11/04/2021(b)	1,496,250	1,508,093
DTZ US Borrower LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 11/04/2022	1,956,522	1,977,310
HUB International Ltd, Senior Secured First Lien Initial Term Loan, 4.250%, 10/02/2020	695,329	690,733
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	257,140	257,596
TransFirst Inc, Senior Secured First Lien Term Loan, 5.500%, 11/12/2021	641,905	648,324
		11,513,027
Beverage, Food and Tobacco - 3.62%
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	2,033,804	2,014,921
Dole Food Company Inc, Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	1,119,023	1,124,097
US Foods Inc, Senior Secured First Lien Incremental Term Loan, 4.500%, 03/29/2019	4,385,412	4,392,735
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/01/2021	113,645	112,698
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 01/02/2022	693,642	648,555
		8,293,006
Capital Equipment - 2.78%
Delachaux SA, Senior Secured First Lien Term B USD Loan, 5.250%, 10/28/2021	792,079	796,784
Dynacast International LLC, Senior Secured First Lien Term Loan, 5.250%, 01/28/2022	588,235	594,853
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	3,714,286	3,667,857
STS Operating Inc, Senior Secured First Lien Term Loan, 4.750%, 02/12/2021	1,036,047	1,028,276
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	293,285	292,846
		6,380,616

	Principal
	Amount	Market Value

Chemicals, Plastics and Rubber - 2.58%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 07/30/2021	$723,636	$725,221
Nexeo Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	1,575,385	1,537,308
Nexeo Solutions LLC, Senior Secured First Lien Term B-3 Loan, 5.000%, 09/11/2017	920,261	897,254
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	2,521,759	2,528,063
Solenis International LP, Senior Secured First Lien Initial Dollar Term Loan, 4.250%, 07/31/2021	218,202	217,179
		5,905,025
Construction and Building - 3.16%
Headwaters Incorporated, Senior Secured First Lien Term B Loan, L+3.50%, 03/24/2022(b)	229,358	230,648
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	1,995,000	2,008,287
Road Infrastructure Investment LLC, Senior Secured First Lien Term Loan, 4.250%, 03/31/2021	862,258	849,324
SRS Distribution Inc, Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	1,137,632	1,139,770
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	3,002,874	3,002,889
		7,230,918
Consumer Goods Durable - 4.01%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	2,712,537	2,678,631
Capital Safety North America Holdings Inc, Senior Secured First Lien Initial Term Loan, 3.750%, 03/29/2021	2,862,853	2,821,700
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 12/13/2021	1,870,313	1,892,915
Hillman Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 06/30/2021	342,804	346,088
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	1,566,079	1,449,931
		9,189,265
Consumer Goods Non Durable - 2.22%
Armored AutoGroup Inc, Senior Secured First Lien New Term Loan, 6.000%, 11/05/2016	4,630,491	4,653,644
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	437,500	430,756
		5,084,400
Containers, Packaging and Glass - 2.09%
Berlin Packaging LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 10/01/2021	471,006	472,822
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	350,000	353,719
Exopack Holdings SA, Senior Secured First Lien USD Term Loan, 5.250%, 05/08/2019	740,625	746,335
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	1,391,955	1,388,475
Pelican Products Inc, Senior Secured First Lien New Term Loan, 5.250%, 04/10/2020	298,421	297,769
Pelican Products Inc, Senior Secured Second Lien Term Loan, 9.250%, 04/09/2021	562,500	559,687
Signode Industrial Group, Senior Secured First Lien Initial Term B Loan, 3.750%, 05/03/2021	977,336	973,060
		4,791,867
Energy, Oil and Gas - 6.61%
Blackbrush Oil & Gas LP, Senior Secured Second Lien Term Loan, 7.500%, 07/30/2021	1,327,434	1,078,540
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/16/2021	752,941	701,741
CITGO Holding Inc, Senior Secured First Lien Term Loan, 9.500%, 05/12/2018	1,496,250	1,489,704
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/25/2021	2,004,851	1,679,063
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	2,472,028	2,320,616
Expro Finservices SARL, Senior Secured First Lien Initial Term Loan, 5.750%, 09/2/2021	1,988,281	1,702,824
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	1,578,403	1,473,179
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	209,151	195,208
Sheridan Production Partners II LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	822,847	724,106

	Principal
	Amount	Market Value

Energy, Oil and Gas (continued)
Sheridan Production Partners II-A LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	$114,464	$100,728
Sheridan Production Partners II-M LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	42,689	37,566
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	127,751	119,234
Stonewall Gas Gathering LLC, Senior Secured First Lien Term Loan, 8.750%, 01/28/2022	1,404,494	1,413,273
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,908,654	1,732,103
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	438,261	383,478
		15,151,363
Environmental Industries - 1.42%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,040,779	2,052,259
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,196,087	1,197,582
		3,249,841
Forest Products and Paper - 0.16%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	384,893	371,903

Healthcare and Pharmaceuticals - 7.84%
Accellent Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	1,207,317	1,201,093
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	1,678,177	1,689,723
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 12/01/2021	168,118	169,799
Envision Acquisition Company LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 11/04/2020	2,220,740	2,229,079
Ikaria Acquisition Inc, Senior Secured First Lien Term Loan, 5.000%, 02/12/2021	680,012	681,457
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	702,448	706,108
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	4,858,403	4,859,618
Phillips-Medisize Corporation, Senior Secured First Lien Initial Term Loan, 4.750%, 06/16/2021	228,161	228,636
PRA Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 09/23/2020	1,045,535	1,049,947
QoL Meds LLC, Senior Secured First Lien Term Loan, 5.500%, 07/15/2020	442,222	443,328
Sage Products Holdings III LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 06/13/2020	166,667	168,750
Smile Brands Group Inc, Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	2,189,382	1,992,337
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	453,409	455,678
United Surgical Partners International Inc, Senior Secured First Lien New Tranche B Term Loan, 4.750%, 04/03/2019	2,073,094	2,076,338
		17,951,891
High Tech Industries - 14.24%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 6.000%, 07/31/2019	431,676	433,565
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,030,303	1,027,727
Aspect Software Inc, Senior Secured First Lien Tranche B Term Loan, Series 28, L+5.50%, 05/07/2016(b)	4,067,168	4,060,823
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	2,872,676	2,876,267
Blue Coat Systems Inc, Senior Secured First Lien Term Loan, 4.000%, 05/31/2019	3,029,918	3,033,084
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	1,995,000	1,939,310
Flexera Software LLC, Senior Secured First Lien Term Loan, 4.500%, 04/02/2020	1,840,072	1,842,373
Lattice Semiconductor Corporation, Senior Secured First Lien Term Loan, 5.250%, 03/10/2021	1,500,000	1,505,625
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	2,197,163	2,205,952
MSC Software Corporation, Senior Secured Second Lien Term Loan, L+7.50%, 05/28/2021(b)	2,595,833	2,556,896
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	992,500	993,125
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, L+7.25%, 06/17/2022(b)	1,875,000	1,818,750
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.250%, 10/24/2021	1,795,500	1,803,077

	Principal
	Amount	Market Value

High Tech Industries (continued)
Sungard Availability Services Capital Inc, Senior Secured First Lien Tranche B Term Loan, 6.000%, 03/29/2019	$498,741	$441,385
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.500%, 07/13/2020	2,270,604	2,289,768
Telx Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	1,488,750	1,485,028
TIBCO Software Inc, Senior Secured First Lien Term Loan, L+5.50%, 12/04/2020(b)	1,303,460	1,305,904
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	1,000,000	1,007,815
		32,626,474
Hotels, Gaming and Leisure - 4.24%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	2,717,400	2,704,941
Caesars Entertainment Resort Properties LLC, Senior Secured First Lien Term B Loan, 7.000%, 10/12/2020	4,087,791	3,878,291
Mood Media Corporation, Senior Secured First Lien Term Loan, 7.000%, 05/01/2019	1,279,322	1,271,327
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	1,844,118	1,850,904
		9,705,463
Media Advertising, Printing and Publishing - 1.20%
Penton Media Inc, Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	1,576,000	1,585,196
Southern Graphics Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/17/2019	1,156,250	1,157,701
		2,742,897
Media Broadcasting and Subscription - 1.50%
Altice Financing SA, Senior Secured First Lien Dollar Denominated Tranche Loan, 5.250%, 02/04/2022	1,052,632	1,064,147
Sable International Finance Ltd, Senior Secured First Lien Term Loan, 5.500%, 04/28/2017	1,096,327	1,099,742
Yankee Cable Acquisition LLC, Senior Secured First Lien Term Loan, 4.500%, 03/02/2020	1,263,164	1,268,691
		3,432,580
Metals and Mining - 1.32%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	2,480,911	1,925,807
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	1,144,730	1,106,095
		3,031,902
Retail - 10.17%
Academy Ltd, Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	1,931,719	1,939,504
Albertson's LLC, Senior Secured First Lien Term B-4 Loan, 5.500%, 08/25/2021	1,534,545	1,549,492
BJ's Wholesale Club Inc, Senior Secured First Lien 2013 (November) Replacement Term Loan, 4.500%, 09/26/2019	2,977,387	2,983,654
Container Store Inc (The), Senior Secured First Lien Term B Loan, 4.250%, 04/06/2019	3,328,373	3,324,213
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 10/11/2019	1,000,000	973,250
New Albertson's Inc, Senior Secured First Lien Term B Loan, L+3.75%, 06/27/2021(b)	2,992,481	3,006,815
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	794,000	753,558
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,329,621	1,272,008
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	2,000,000	1,860,000
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,067,708	2,038,409
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	1,147,113	1,154,644
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	2,790,357	2,441,562
		23,297,109
Services - Business - 7.91%
Advantage Sales & Marketing Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 07/23/2021	1,822,901	1,824,669
Carecore National LLC, Senior Secured First Lien Term Loan, 5.500%, 03/05/2021	688,829	693,995
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	1,330,652	1,280,753
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/23/2021	1,875,000	1,886,137
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.250%, 06/09/2021	1,207,309	1,187,691

	Principal
	Amount	Market Value

Services - Business (continued)
Power Buyer LLC, Senior Secured First Lien Delayed Draw Term Loan, 4.250%, 05/06/2020	$75,669	$75,291
Power Buyer LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 05/06/2020	1,413,540	1,406,473
Scitor Corporation, Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	422,203	422,553
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	1,660,377	1,623,019
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	1,572,937	1,582,767
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,188,892	1,191,865
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, L+8.00%, 08/14/2020(b)	400,000	399,334
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/06/2021	3,000,000	2,947,500
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	1,598,877	1,600,875
		18,122,922
Services - Consumer - 3.70%
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	2,199,864	2,151,467
Monitronics International Inc, Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	2,385,774	2,390,844
NVA Holdings Inc, Senior Secured First Lien Term Loan, L+3.75%, 08/14/2021(b)	798,569	800,565
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	694,737	681,711
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,452,885	2,449,046
		8,473,633
Telecommunications - 3.45%
Avaya Inc, Senior Secured First Lien Extended Term B-3 Loan, 4.652%, 10/26/2017	2,861,300	2,819,683
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	1,417,857	1,416,971
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	1,715,031	1,748,620
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,985,000	1,910,562
		7,895,836

Transportation Consumer - 1.77%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,071,030	4,048,151

Utilities Electric - 7.72%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	414,434	417,025
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	1,691,729	1,720,277
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	740,741	746,296
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	1,470,588	1,481,618
Panda Sherman Power LLC, Senior Secured First Lien Term Loan, 9.000%, 09/14/2018	4,654,974	4,643,337
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, L+6.00%, 04/03/2019(b)	3,000,000	2,955,000
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	1,246,875	1,252,592
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	2,210,930	2,207,382
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	1,436,355	1,439,946
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	821,910	833,211
		17,696,684
Utilities, Oil & Gas - 1.64%
Equipower Resources Holdings LLC, Senior Secured First Lien Advance Term B Loan, 4.250%, 12/21/2018	151,549	151,606
EquiPower Resources Holdings LLC, Senior Secured First Lien Advance Term C Loan, 4.250%, 12/31/2019	950,813	951,170

	Principal
	Amount	Market Value

Utilities, Oil & Gas (continued)
HFOTCO LLC, Senior Secured First Lien Tranche B Term Loan, 4.250%, 08/19/2021	$2,713,637	$2,645,795
		3,748,571
TOTAL FLOATING RATE LOAN INTERESTS
(Cost $238,686,650)		236,936,632

COLLATERALIZED LOAN OBLIGATION - 0.46%
Banking, Finance, Insurance and Real Estate - 0.46%
SUDSM 2013-1A, Senior Unsecured Collateralized Loan Obligation, Series 2013-1A, 5.007%, 01/17/2026(c)(d)	1,200,000	1,045,564

TOTAL COLLATERALIZED LOAN OBLIGATION
(Cost $1,102,855)		1,045,564

CORPORATE BONDS - 29.66%
Banking, Finance, Insurance and Real Estate - 1.91%
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(c)(e)	1,525,000	1,521,188
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	3,000,000	2,846,250
		4,367,438
Beverage, Food and Tobacco - 1.61%
Alphabet Holding Co Inc, Senior Unsecured Bond, 7.750%, 11/01/2017(e)	1,327,000	1,303,777
PF Changs, Senior Unsecured Bond, 10.250%, 06/30/2020(c)	2,300,000	2,392,000
		3,695,777
Chemicals, Plastics and Rubber - 1.24%
INEOS Group Holding SA, Senior Secured Bond, 5.875%, 02/15/2019(c)	1,000,000	991,250
Sawgrass Merg Sub, Senior Secured Bond, 8.750%, 12/15/2020(c)	2,000,000	1,840,000
		2,831,250
Construction and Building - 0.52%
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(c)	1,250,000	1,193,750

Consumer Goods Durable - 0.90%
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(c)	1,000,000	1,005,000
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)	1,000,000	1,057,500
		2,062,500
Consumer Goods Non Durable - 0.61%
Anna Merger Sub Inc, Senior Unsecured Bond, 7.750%, 10/01/2022(c)	1,345,000	1,393,756

Containers, Packaging and Glass - 1.28%
Bway Holding Company, Senior Unsecured Bond, 9.125%, 08/15/2021(c)	1,500,000	1,567,500
Coveris Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	1,330,000	1,366,575
		2,934,075
Energy, Oil and Gas - 5.22%
Calumet Specialty Prod, Senior Unsecured Bond:
9.625%, 08/01/2020	900,000	1,021,500
7.750%, 04/15/2023(c)	1,600,000	1,626,000
Compressco Partners, Senior Unsecured Bond, 7.250%, 08/15/2022(c)	500,000	440,000
Comstock Resources Inc, Senior Unsecured Bond, 9.500%, 06/15/2020	2,000,000	880,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019	2,000,000	2,078,700
Crownrock LP / Crownrock F, Senior Unsecured Bond, 7.125%, 04/15/2020(c)	2,000,000	2,002,500
Dynegy Finance I / II Inc, Senior Secured Bond:
6.750%, 11/01/2019(c)	650,000	673,562
7.625%, 11/01/2024(c)	170,000	178,713

	Principal
	Amount	Market Value

Energy, Oil and Gas (continued)
Resolute Energy Corp, Senior Unsecured Bond, 8.500%, 05/01/2020	$4,750,000	$2,018,750
Sunoco LP / Finance Corp, Senior Unsecured Bond, 6.375%, 04/01/2023(c)	600,000	619,500
Swift Energy Co, Senior Unsecured Bond:
8.875%, 01/15/2020	500,000	212,500
7.875%, 03/01/2022	500,000	203,750
		11,955,475
Forest Products and Paper - 0.71%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(c)	1,600,000	1,628,000

Healthcare and Pharmaceuticals - 1.03%
Universal Hospital Svcs, Senior Unsecured Bond, 7.625%, 08/15/2020	1,500,000	1,320,000
Valeant Pharmaceuticals, Senior Unsecured Bond, 5.875%, 05/15/2023(c)	1,000,000	1,027,500
		2,347,500
High Tech Industries - 0.92%
Viasystems Inc, Senior Unsecured Bond, 7.875%, 05/01/2019(c)	2,000,000	2,115,000

Hotels, Gaming and Leisure - 3.86%
Caesars Entertainment Resort Prop, Senior Secured Bond, 8.000%, 10/01/2020	1,000,000	997,500
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	2,600,000	2,643,875
Scientific Games Corp, Senior Secured Bond, 8.125%, 09/15/2018	5,000,000	4,525,000
Scientific Games International Inc, Senior Secured Bond, 7.000%, 01/01/2022(c)	650,000	667,875
		8,834,250
Retail - 1.83%
Logan's Roadhouse Inc, Senior Unsecured Bond, 10.750%, 10/15/2017	1,300,000	1,004,250
Pantry Inc, Senior Unsecured Bond, 8.375%, 07/01/2020	1,000,000	1,137,500
Petco Holdings Inc, Senior Unsecured Bond, 8.500%, 10/15/2017(c)(e)	2,000,000	2,060,000
		4,201,750
Services - Business - 1.86%
Cambium Learning Inc, Senior Secured Bond, 9.750%, 02/15/2017	1,500,000	1,500,000
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(c)	2,000,000	1,965,000
Modular Space Corp., Senior Secured Bond, 10.250%, 01/31/2019(c)	1,000,000	800,000
		4,265,000
Services - Consumer - 1.83%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	4,250,000	4,180,938

Telecommunications - 1.53%
Avaya Inc, Senior Secured Bond, 7.000%, 04/01/2019(c)	2,450,000	2,443,875
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	1,000,000	1,060,000
		3,503,875

Transportaion Consumer - 1.87%
Air Canada, Senior Unsecured Bond, 7.750%, 04/15/2021(c)	4,000,000	4,290,000

	Principal
	Amount	Market Value

Utilities Electric - 0.93%
GenOn Energy, Inc., Senior Secured Bond, 9.875%, 10/15/2020	$2,100,000	$2,136,750

TOTAL CORPORATE BONDS
(Cost $71,671,935)		67,937,084

	Shares	Market Value
COMMON STOCK - 0.12%
Consumer Goods Durable - 0.12%
New MMI Holdings Inc(f)	20,481	$276,493

TOTAL COMMON STOCK
(Cost $823,249)		276,493

Total Investments - 133.66%
(Cost $312,284,689)		306,195,773

Assets in Excess of Other Liabilities - 6.94%		15,894,542

Leverage Facility - (40.60)%		(93,000,000)

Net Assets - 100.00%		$229,090,315

Amounts above are shown as a percentage of net assets as of March 31, 2015.

(a)	The interest rate shown represents the rate at period end.
(b)	All or a portion of this position has not settled as of March 31, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $44,461,733, which represents approximately 19.40% of net assets as of March 31, 2015.
(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015.
(e)	Option to convert to pay-in-kind security.
(f)	Non-income producing security.

Blackstone / GSO Long-Short Credit Income Fund
Notes to Quarterly Portfolio of Investments
March 31, 2015 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Long-Short Credit Income Fund (the "Fund" or “BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that date, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Secured Loans’’ or “Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of the Fund's net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of BGX’s net assets.

On December 19, 2014 the Board of Trustees approved a change to BGX’s investment guidelines that took effect in January 2015. Under the new investment guidelines, BGX’s long positions, either directly or through the use of derivatives, may total up to 150% of BGX’s net assets. The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets. Subject to the preceding restrictions, the Fund’s total long and short positions, either directly or through the use of derivatives, may total up to 160% of the Fund’s net assets.

BGX was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, BGX is now classified as a diversified company, which means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities and securities of other investment companies. BGX may not resume operating in a non‐diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. BGX is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: BGX’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by BGX’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized service. The prices provided by the nationally recognized service are typically based on the evaluated mid‐price of each of the CLOs. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instruments and does not necessarily correspond to BGX’s perceived risk of investing in those securities.

The following table summarizes the valuation of BGX’s investments under the fair value hierarchy levels as of March 31, 2015:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Floating Rate Loan Interests
Automotive	$–	$1,035,667	$454,410	$1,490,077
Beverage, Food and Tobacco	–	7,644,451	648,555	8,293,006
Capital Equipment	–	1,684,483	4,696,133	6,380,616
Chemicals, Plastics and Rubber	–	5,007,771	897,254	5,905,025
Construction and Building	–	7,000,270	230,648	7,230,918
Containers, Packaging and Glass	–	4,232,180	559,687	4,791,867
Energy, Oil and Gas	–	13,354,612	1,796,751	15,151,363
High Tech Industries	–	30,069,578	2,556,896	32,626,474
Retail	–	21,437,109	1,860,000	23,297,109
Services - Business	–	15,352,464	2,770,458	18,122,922
Utilities Electric	–	14,775,120	2,921,564	17,696,684
Utilities, Oil & Gas	–	1,102,776	2,645,795	3,748,571
Other	–	92,202,000	–	92,202,000
Collateralized Loan Obligations	–	–	1,045,564	1,045,564
Corporate Bonds	–	67,937,084	–	67,937,084
Common Stock	–	276,493	–	276,493
Total	$–	$283,112,058	$23,083,715	$306,195,773

* Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGX has used Level 3 inputs to determine the fair value are as follows:

Blackstone/GSO Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation	Total
Balance as of December 31, 2014	$20,826,594	$1,053,807	$21,880,401
Accrued discount/ premium	7,676	1,540	9,216
Return of Capital	-	-	-
Realized Gain/(Loss)	(335,431)	-	(335,431)
Change in Unrealized Appreciation/(Depreciation)	630,342	(9,783)	620,559
Purchases	6,359,239	-	6,359,239
Sales Proceeds	(4,278,642)	-	(4,278,642)
Transfer into Level 3	13,110,614	-	13,110,614
Transfer out of Level 3	(14,282,241)	-	(14,282,241)
Balance as of March 31, 2015	$22,038,151	$1,045,564	$23,083,715
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2015	$(96,644)	$(9,783)	$(106,427)

Information about Level 3 fair value measurements as of March 31, 2015:

	Fair Value at 3/31/2015	Valuation Technique(s)	Unobservable Input(s)
Floating Rate Loan Interests	$22,038,151	Third-party vendor pricing service	Vendor quotes
Collateralized Loan Obligations	$1,045,564	Third-party vendor pricing service	Vendor quotes

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3. SECURED LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities ("Borrowers"), in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its Managed Assets as net assets plus leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions. At March 31, 2015, 73.49% of BGX’s Managed Assets were held in Secured Loans.

First lien secured loans hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2015, BGX had invested $34,995,226 in second lien secured loans.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BGX typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BGX, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty and Liquidity Sub-Committee of the Adviser. The factors considered by the Counterparty and Liquidity Sub-Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty and Liquidity Sub-Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if BGX acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BGX may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation. BGX had no outstanding participations as of March 31, 2015.

NOTE 4. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or nonpayment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

NOTE 5. LEVERAGE

The Fund entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a 364‐day revolving line of credit (“Leverage Facility) dated July 29, 2014, as amended on January 26, 2015, to borrow up to a limit of $117 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.70% above LIBOR, the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a 0.20% commitment fee on any undrawn amounts. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further 364‐day period with the consent of the lending bank. At March 31 2015, BGX had borrowings outstanding under its Leverage Facility of $93 million, at an interest rate of 0.88%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2015. This fair value is based on Level 2 inputs under the three‐tier fair valuation hierarchy (see Note 2). For the quarter ended March 31, 2015, the average borrowings under BGX's Leverage Facility and the average interest rate were $85,666,667 and 0.89%, respectively.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian. As of March 31, 2015, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Fund did not utilize leverage. As of March 31, 2015, BGX's leverage represented 28.87% of the Fund’s Managed Assets.

NOTE 6. UNREALIZED APPRECIATION/(DEPRECIATION)

On March 31, 2015, based on cost of $312,284,689 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,953,810 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,042,726, resulting in net unrealized depreciation of $6,088,916.

Item 2. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 27, 2015

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 27, 2015

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 27, 2015